Exhibit 10.1

SUPPLEMENT NO. 1 TO THIRD AMENDED AND RESTATED SECURITY AGREEMENT AND THIRD AMENDED AND RESTATED GUARANTY

This Supplement No. 1 to Third Amended and Restated Security Agreement and Third Amended and Restated Guaranty dated as of December 19, 2011 (this “Agreement”), is delivered in connection with (a) the Third Amended and Restated Security Agreement dated as of July 1, 2011 (as amended or otherwise modified from time to time, the “Security Agreement”), among Laredo Petroleum, Inc. (“Borrower”), Laredo Petroleum, LLC (“Parent”), certain subsidiaries of Borrower specified as “Guarantors” on the signature pages hereto (such subsidiaries together with Parent and Borrower, the “Debtors”), and Wells Fargo Bank, N.A., as administrative agent (in such capacity, “Administrative Agent”) for the benefit of the Secured Parties (as defined therein), and (b) the Third Amended and Restated Guaranty dated as of July 1, 2011 (as amended or otherwise modified from time to time, the “Guaranty”) by Parent and the subsidiaries of Borrower party thereto.

A.                                   Reference is made to the Third Amended and Restated Credit Agreement dated as of July 1, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the lenders from time to time party thereto (the “Lenders”), and Administrative Agent.

B.                                     The Debtors have entered into the Security Agreement and the Debtors (other than Borrower) have entered into the Guaranty, in each case as a condition precedent to the effectiveness of the Credit Agreement.

C.                                     Borrower has advised Administrative Agent and the Banks that Parent has formed a wholly-owned Subsidiary, Laredo Petroleum Holdings, Inc., a Delaware corporation (“New Parent”), for purposes of making a public offering of Equity in New Parent.  In connection with such public offering, (1) Parent will be merging with New Parent with New Parent being the surviving entity and (2) all of the outstanding preferred equity units and certain series of incentive equity units of Parent will be exchanged into shares of New Parent’s common stock in accordance with the Limited Liability Company Agreement of Parent (such transactions, collectively, the “IPO Related Corporate Reorganization”).

D.                                    Section 5.5 of the Credit Agreement requires that, in connection with the IPO Related Corporate Reorganization, New Parent execute and deliver to Administrative Agent this Agreement to provide that (1) one hundred percent (100%) of the issued and outstanding Equity of Borrower will continue to be pledged to Administrative Agent for the benefit of the Banks to secure the Obligations as required by Section 5.1(a) of the Credit Agreement and (2) New Parent will, and as a successor by merger to the obligations of Parent, will continue to, guarantee payment and performance of the Obligations as required by Section 5.3 of the Credit Agreement.

E.                                      Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Accordingly, Administrative Agent, New Parent and the Guarantors (as defined in the Guaranty) agree as follows:

SECTION 1.                                New Parent hereby (a) acknowledges that, by operation of law as part of the IPO Related Corporate Reorganization, upon consummation of the IPO Related Corporate Reorganization, it will have assumed all the obligations of Parent as a Guarantor (as defined in the Guaranty) under the Guaranty, (b) agrees, as of the date hereof and whether or not the IPO Related Corporate Reorganization is consummated, to be bound by the provisions of the Guaranty as if New Parent had been an original party to the Guaranty, and (c) confirms that, after giving effect to the assumption of the obligations of Parent under the Guaranty by New Parent, the representations and warranties set forth in the Guaranty with respect to New Parent are true and correct in all material respects as of the date of this Agreement.  Each of the other Guarantors (as defined in the Guaranty) hereby confirms its respective guarantees under the Guaranty and agrees that, notwithstanding the effectiveness of the transactions contemplated hereby, such guarantees and other obligations, and the terms of the Guaranty, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to guarantee all of the Guaranteed Obligations (as defined in the Guaranty), as amended, increased and/or extended pursuant to the Credit Agreement.

SECTION 2.                                New Parent hereby (a) acknowledges that, by operation of law as part of the IPO Related Corporate Transaction, upon consummation of the IPO Related Corporate Reorganization, it will have assumed all of the obligations of Parent as a Debtor (as defined in the Security Agreement) under the Security Agreement, (b) agrees, as of the date hereof and whether or not the IPO Related Corporate Reorganization is consummated, to be bound by the provisions of the Security Agreement with the same force and effect as if originally named therein as a Debtor (as defined in the Security Agreement), (c) represents and warrants that the representations and warranties made by it as a Debtor (as defined in the Security Agreement) thereunder are true and correct on and as of the date hereof, (d) reaffirms and confirms the security interest granted by Parent in and lien on all of Parent’s Collateral (as defined in the Security Agreement) including, without limitation, one hundred percent (100%) of the issued and outstanding Equity of Borrower and (d) as security for the payment and performance in full of the Secured Obligations (as defined in the Security Agreement), does hereby create and grant to Administrative Agent, for the benefit of the Secured Parties (as defined in the Security Agreement), a security interest in and lien on all of New Parent’s right, title and interest in and to the Collateral (as defined in the Security Agreement), whether now existing or hereafter arising, including, without limitation, one hundred percent (100%) of the issued and outstanding Equity of Borrower.  The Schedules to the Security Agreement are hereby supplemented by the Schedules attached hereto with respect to New Parent.  Each reference to a “Debtor” in the Security Agreement shall be deemed to include New Parent.

SECTION 3.                                New Parent, Borrower and each other Guarantor (as defined in the Guaranty) represents and warrants to Administrative Agent that this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 4.                                This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 5.                                Except as expressly supplemented hereby, the Security Agreement and the Guaranty shall remain in full force and effect.

SECTION 6.                                THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.                                All communications and notices to New Parent under the Security Agreement shall be in writing and given as provided in Section 7.2 of the Security Agreement to the address for New Parent set forth in Schedule 7.2 to the Security Agreement (as supplemented hereby).

SECTION 8.                                Borrower agrees to reimburse Administrative Agent for its reasonable out of-pocket expenses in connection with this Agreement, including the reasonable fees, other charges and disbursements of counsel for Administrative Agent.

[Signature Pages Follow]

IN WITNESS WHEREOF, New Parent, Borrower, the other Guarantors and Administrative Agent have duly executed this Agreement as of the day and year first above written.

NEW PARENT:	LAREDO PETROLEUM HODLINGS, INC., as successor by merger to Laredo Petroleum, LLC

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

BORROWER:	LAREDO PETROLEUM, INC.

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

GUARANTORS:	LAREDO PETROLEUM TEXAS, LLC

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO GAS SERVICES, LLC

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO PETROLEUM — DALLAS, INC.,
f/k/a Broad Oak Energy, Inc.

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

[SIGNATURE PAGE TO SUPPLEMENT NO. 1 TO THIRD AMENDED AND RESTATED SECURITY AGREEMENT AND THIRD AMENDED AND RESTATED GUARANTY]

WELLS FARGO BANK, N.A., as
Administrative Agent

By:	/s/ Matthew W. Coleman
Matthew W. Coleman, Vice President

[SIGNATURE PAGE TO SUPPLEMENT NO. 1 TO THIRD AMENDED AND RESTATED SECURITY AGREEMENT AND THIRD AMENDED AND RESTATED GUARANTY]